NATIONWIDE VARIABLE INSURANCE TRUST
NVIT J.P. Morgan U.S. Equity Fund
NVIT J.P. Morgan MozaicSM Multi-Asset Fund

Supplement dated November 14, 2022
to the Prospectus dated May 2, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT J.P. Morgan MozaicSM Multi-Asset Fund

Effective December 1, 2022, the Prospectus is amended as follows:

1.	The table under the heading “Portfolio Management - Portfolio Managers” on page 11 of the Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Yazann Romahi, CFA	Managing Director	Since 2019
Kartik Aiyar	Vice President	Since 2022
Joe Staines, CFA	Vice President	Since 2019
Steven (Yegang) Wu	Vice President	Since 2019

2.	The information relating to the “NVIT J.P. Morgan MozaicSM Multi-Asset Fund” on page 23 of the Prospectus is deleted in its entirety and replaced with the following:

Yazann Romahi, CFA; Kartik Aiyar; Joe Staines, CFA; and Steven (Yegang) Wu, are jointly responsible for the day-to-day management of the Fund.

Mr. Romahi is a Managing Director at JPMIM and the CIO and lead portfolio manager for the Quantitative Solutions group. He has been with the firm since 2003.

Mr. Aiyar is a Vice President and researcher in the Quantitative Solutions group. He has been with the firm since 2013.

Mr. Staines is a Vice President at JPMIM and a co-portfolio manager for the Quantitative Solutions group. He has been with the firm since 2014.

Mr. Wu is a Vice President at JPMIM and a co-portfolio manager for the Quantitative Solutions group. He has been with the firm since 2015.

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